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                         SEI INSTITUTIONAL MANAGED TRUST
                                 BOND PORTFOLIO

                        SUPPLEMENT DATED APRIL 11, 1997,
                TO THE CLASS A PROSPECTUS DATED JANUARY 31, 1997


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

At a Meeting held on March 17, 1997, the Board of Trustees of SEI Institutional Managed Trust (the "Trust"), including all of the Trustees who are not "interested persons" of the Trust, appointed Western Asset Management Company ("Western") as a sub-adviser to the Trust's Bond Portfolio (the "Portfolio"), effective March 17, 1997. At the same Meeting, the Trustees determined to reduce the percentage of the assets of the Portfolio allocated to Boatmen's Trust Company ("Boatmen's"), the Portfolio's current sub-adviser, from 100% to 0%. At a meeting scheduled for June 1997, the Board of Trustees will meet and consider whether to retain Boatmen's as a sub-adviser to the Portfolio.

Western's appointment as sub-adviser to the Portfolio does not require shareholder approval. This procedure for adding sub-advisers was approved by the Portfolio's Shareholders at a Special Meeting of Shareholders held on June 16, 1995, and was authorized by an exemptive order issued to the Trust by the Securities and Exchange Commission on April 29, 1996.

Western already serves as sub-adviser to the Trust's Core Fixed Income Portfolio. In evaluating Western as a sub-adviser for the Bond Portfolio, the Trustees received information from SEI Financial Management Corporation ("SFM"). SFM recommended the selection of Western and reviewed the considerations that led to the recommendation. The Trustees had met with representatives of Western at the Trust's December, 1996 Meeting and considered information at that time about portfolio managers, investment philosophy, strategies and process, as well as performance track record, among other factors. In appointing Western, the Trustees evaluated: (1) the nature and quality of the services expected to be rendered to the Portfolio by Western; (2) the distinct investment objective and policies of the Portfolio; (3) the history, reputation, qualification and background of Western's personnel and its financial condition; (4) its performance record; and (5) other factors deemed relevant. Trustees also reviewed the fees to be paid to Western.

Under the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") between SFM (the "Adviser") and Western relating to the Portfolio, Western makes investment decisions for the assets of the Portfolio allocated to it by SFM, and continuously reviews, supervises and administers the Portfolio's investment program with respect to these assets. Western is independent of SFM and discharges its responsibilities subject to the supervision of SFM and the Trustees of the Trust and in a manner consistent with the Portfolio's investment objective, policies and limitations. The Sub-Advisory Agreement will remain in effect with respect to the Portfolio until March 1999 (unless earlier terminated) and will have to be approved annually thereafter by a majority of the Trust's Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940).

In connection with this change, the description of Western on page 13 of the Prospectus is amended and the following language is inserted:

     Western also serves as Sub-Adviser to a portion of the assets of the Bond Portfolio. Kent S. Engel is primarily responsible for the day-to-day management of the assets of the Bond Portfolio.





               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SEI-A-102-01